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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):     July 29, 2002
                                                            ----------------




                       Toyota Motor Credit Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                     1-9961                     95-3775816
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




       Toyota Motor Credit Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 468-1310
                                                          -------------------

                          Exhibit Index is on Page 2
                                 Page 1 of 3


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Item 5.  Other Events
         ------------

The July 29, 2002 Press Release of the Registrant attached as Exhibit 99 is incorporated herein by reference.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                 99           Press Release, dated July 29, 2002,
                              of Toyota Motor Credit Corporation.




































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                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   TOYOTA MOTOR CREDIT CORPORATION
                                   -------------------------------
                                   (Registrant)


Date:  July 29, 2002            By:         /s/ John F. Stillo
       ------------------                -------------------------------
                                                 John F. Stillo
                                                 Vice President
                                           and Chief Financial Officer





























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